Exhibit 10.2

Amendment No. 1 to Employment Agreement

This Amendment No. 1 to Employment Agreement, dated as of November 20, 2023 (this “Amendment”), is entered into by and between Soluna Holdings, Inc., a Nevada corporation (the “Company”), and Michael Toporek (the “Executive”) (the Company and the Executive are each a “Party” and, collectively, the “Parties”).

Preliminary Statements:

WHEREAS, the Parties entered into that certain Employment Agreement dated as of January 14, 2022 (the “Employment Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Employment Agreement);

WHEREAS, the Company has requested, and the Executive has agreed, to change positions from Chief Executive Officer to Executive Chairman; and

WHEREAS, the Parties have agreed to amend the Employment Agreement as set forth herein.

Now, Therefore, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.	Amendments to employment Agreement.

The Employment Agreement is, subject to the satisfaction (or waiver by each Party) of the conditions precedent set forth in Section 3, hereby amended as follows:

(a) Section 1(a) of the Employment Agreement is hereby amended by replacing the phrase “Chief Executive Officer of the Company” with the phrase “Chief Executive Officer of the Company until May 1, 2023 and the Executive Chairman of the Company after such date”.

(b) Section 2 of the Employment Agreement is hereby amended by replacing the phrase “of three (3) years” with the phrase “ending on May 1, 2028”.

(c) Section 3(c) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

(c) [Reserved]

(d) Section 3(d) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

(d) [Reserved]

(e) Section 5(b)(i) of the Employment Agreement is hereby amended by replacing the phrase “one (1) year” with the phrase “three (3) years”.

SECTION 2.	Reference to and Effect on the employment agreement.

(a) On and after the date hereof, each reference in the Employment Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Employment Agreement, shall mean and be a reference to the Employment Agreement, as amended by this Amendment.

(b) The Employment Agreement, as specifically amended by this Amendment is, and shall continue to be, in full force and effect, and is hereby in all respects ratified and confirmed.

SECTION 3.	Conditions of Effectiveness for Amendment.

This Amendment shall become effective upon each Party having receiving counterparts to this Amendment duly executed by the other Party.

SECTION 4.	Execution in Counterparts; Electronic Execution.

This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of (x) this Amendment and/or (y) any document, approval, consent, information, notice, certificate, request, statement disclosure or authorization related to this Amendment and/or the transactions contemplated hereby (each an “Ancillary Document”) that is an Electronic Signature (as defined below) transmitted by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system as the case may be. For purposes of this Section, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 5.	arbitration, Notice, Governing Law, miscellaneous.

This Amendment is subject to the provisions of Section 7, 10, 13 and 14 of the Employment Agreement, the provisions which are by this reference incorporated herein in full.

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In Witness Whereof, the parties have caused this Amendment to Employment Agreement as of the date first above written.

SOLUNA HOLDINGS, INC.

By:
Name:	Bill Phelan
Title:	Board Director

EXECUTIVE

Michael Toporek